ICR 2023

Copyright 20232 Proprietary and confidential FORWARD LOOKING STATEMENTS Forward-looking statements regarding the Company's future performance; “North Star” strategic plan; preliminary results including revenue; Adjusted EBITDA projections; potential Sale-Leaseback transactions, timing, and anticipated uses of proceeds including potential share repurchases; capital expenditures including investment in our restaurants and systems, new restaurant growth; pricing expectations; our ability to mitigate cost inflation; and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "could," "should," "will," "outlook" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company's strategic initiatives, including labor and service models, and operational improvement initiatives and our ability to execute on such strategic initiatives; our ability to recruit, staff, train, and retain our workforce; the impact of COVID-19 and new variants on our results of operations, staffing levels, supply chain, and liquidity; the effectiveness and timing of the Company's marketing strategies and promotions; menu changes and pricing strategy; the implementation, rollout, and timing of technology solutions; our ability to achieve revenue and cost savings; competition in the casual dining market and discounting by competitors; changes in consumer spending trends and habits; changes in the availability and cost of food products, labor, and energy; general economic and operating conditions, including changes in consumer disposable income, weather conditions, and other events affecting the regions where our restaurants are operated; the adequacy of cash flows and the cost and availability of capital or credit facility borrowings; changes in federal, state, or local laws and regulations affecting the operation of our restaurants, including minimum wage and tip credit regulations, consumer and occupational health and safety regulations, health insurance coverage and other benefits, nutritional disclosures, and employment eligibility-related documentation requirements; costs and other effects of legal claims by Team Members, franchisees, customers, vendors, stockholders, and others, including negative publicity regarding food safety or cyber security; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

Copyright 20233 Proprietary and confidential RRGB OVERVIEW 1) Represents total system, including Company owned and Franchise locations 2) Comparable Company-owned restaurants as of 10/2/2022 3) Total Company-owned restaurants 4) Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to TTM Q3’22 Net Loss of $54.9M. FOUNDED/HEADQUARTERS 1969/DENVER, CO GEOGRAPHICAL PRESENCE1 44 STATES 1 CANADIAN PROVINCE RESTAURANTS1 511 RESTAURANTS RESTAURANT PROFILE MIX1 81% COMPANY-OWNED 19% FRANCHISE-OWNED Q3’22 RED ROBIN ROYALTY® MEMBERSHIP 11M Q3’22 RESTAURANT SALES MIX3 72% DINE-IN 28% OFF-PREMISES Q3’22 DINE-IN/OFF-PREMISE AVERAGE GUEST CHECK3 $37.43/$30.49 TTM Q3’22 TOTAL REVENUE1 $1.3B TTM Q3’22 ADJUSTED EBITDA4 $53M TTM Q3’22 RESTAURANT MARGIN3 13.4% TTM Q3’22 AVERAGE UNIT VOLUME2 $2.9M AVERAGE RESTAURANT SIZE3 6,300 SQ. FT. LISTED EXCHANGE NASDAQ Global Select Market Alaska British Colombia

Copyright 20234 Proprietary and confidential RISE TO SUCCESS ▪ Red Robin founded in 1969 ▪ IPO in 2002 ▪ Achieved significant growth throughout early 2000s ▪ Delivered a compelling brand promise of family and friends connecting over awesome American food and bottomless fun ▪ Developed competitive advantages: ▪ High value ▪ Unbridled hospitality ▪ Family friendly, fun and lively atmosphere ▪ Iconic brand with broad appeal allowed unit expansion into national footprint ▪ Large and loyal fan base

Copyright 20235 Proprietary and confidential TOTAL REVENUE AND RESTAURANT COUNT GREW THROUGH 2017 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Restaurants Total Revenue Total Revenue (1,000s) $486 $619 $763 $869 $841 $864 $915 $977 $1,017 $1,146 $1,258 $1,296 $1,388 $1,339 $1,315 $869 $1,162 $1,267* Number of Restaurants (End of Year) 299 347 384 423 439 450 464 472 495 514 538 551 566 573 556 546 531 511 Total Revenue Source: Company 10-K filing *Preliminary. Subject to year end closing adjustments

Copyright 20236 Proprietary and confidential CD Avg 100 103 99 96 96 97 94 93 94 96 93 94 102 102 104 99 97 92 93 85 91 92 90 84 75 80 85 90 95 100 105 110 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD CD Avg Red Robin Overall Rating: Top Box Index Better than Casual Dining Average Worse than Casual Dining Average AFTER HAVING ONCE BEEN A LEADER IN GUEST SATISFACTION IN THE INDUSTRY, WE HAVE SEEN A STEADY DECLINE CLASSIFIED – INTERNAL USE ONLY | PAGE 6 Source: Technomic, All Data Indexed to CD Avg. In 2011c

Copyright 20237 Proprietary and confidential Degradation of food quality Labor reductions that impacted the Guest experience Under investment in the business AFTER MANY YEARS OF GROWTH, COST-CUTTING DECISIONS THAT WERE WELL INTENDED BUT POORLY EXECUTED DIMINISHED BOTH THE GUEST EXPERIENCE AND OUR RESULTS

Copyright 20238 Proprietary and confidential WHEN WE EXECUTE ON OUR PROMISE, GUESTS GIVE US A LOT OF CREDIT ▪ Burgers: gourmet burgers, creative take on traditional burgers, we do burgers great ▪ Bottomless Steak Fries and Sides ▪ Fun and Lively Atmosphere: that allows people to be themselves ▪ Family Friendly Environment: food kids really like, welcoming to kids ▪ Environment that Fosters Connection: where Guests can catch up or connect with others Source: Kantar custom field study research among current and prospective Guests

Copyright 20239 Proprietary and confidential OVERALL SATISFACTION IS HIGHEST IN OUR TOP PERFORMING COMPARABLE RESTAURANT SALES RESTAURANTS 84 86 88 90 92 94 96 98 100 102 Bottom 10% Fourth 25% Third 25% Second 25% Top 25% Top 10% Overall Satisfaction Company Owned Restaurants, Grouped by Comparable Restaurant Sales Indexed to Top 10%=100 We grouped restaurants by YTD P12.2022 comparable restaurant sales and overlayed Guest satisfaction scores (OSAT)

Copyright 202310 Proprietary and confidential 38% 32% 7% 6% 67% 41% 0% 10% 20% 30% 40% 50% 60% 70% 80% SSS % Traffic % OSAT % Headcount vs Par GM Tenure in Role (Years) GM Tenure at RRGB (Years) Top Quartile vs. Bottom Quartile Variance Top Quartile vs Bottom Quartile Restaurants: ▪ SSS: 38% better ▪ Traffic: 32% better ▪ OSAT: 7% better ▪ 6% better staffed (vs. Par) ▪ GM in role 67% longer ▪ GM with RRGB 41% longer Company Owned Restaurants, Grouped by Comparable Restaurant Sales WHEN WE EXECUTE THE BRAND, WE WIN!

Copyright 202311 Proprietary and confidential OUR NORTH STAR Transform to an Operations Focused Restaurant Company: ▪ Empower decision making by Operators at the unit level ▪ Incent and reward Operators to drive business growth and results ▪ Restructured support organization Elevate the Guest Experience: ▪ Invest in People, food quality, and the restaurant facility ▪ New cooking platform to fully deliver on our commitment of Gourmet Burgers ▪ Menu refresh adding variety of both offerings and price points

Copyright 202312 Proprietary and confidential OUR NORTH STAR (CONT.) Remove Costs and Complexity: ▪ Optimize the supply chain to reduce costs and ensure consistent delivery of high-quality product ▪ Evaluate vendors for need, performance, and competitive costs ▪ Implement ongoing process to reduce costs through actions that uphold our commitment to a great Guest experience Optimize Guest Engagement: ▪ Engage and support local communities in which we operate ▪ Enhance the off-premises experience ▪ Further build and engage Guests through Red Robin Royalty® loyalty program Drive Growth in Comparable Restaurant Revenue & Unit Level Profitability, and Deliver Financial Commitments: ▪ Regain credibility with the investment community ▪ Drive performance in the existing base of restaurants, earning the right to resume new unit growth ▪ Deliver financial guidance commitments

Copyright 202313 Proprietary and confidential January 9-11 ICR Conference January 22-24 Jefferies Winter Restaurant, Foodservice, Gaming, Lodging & Leisure Summit February Q4 and 2022 Earnings Release, Including 2023 Guidance INVESTOR RELATIONS 2023 CALENDAR

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Copyright 202315 Proprietary and confidential APPENDIX: NON-GAAP RECONCILIATION (in thousands, unaudited) Fifty Two Weeks Ended 10/2/2022 Net loss as reported (54,918) Interest expense, net 18,870 Income tax provision (benefit) 629 Depreciation and amortization 78,378 EBITDA 42,959 Asset impairment 18,743 Gain on sale of restaurant property (9,204) Change in accounting estimate, gift card breakage (5,246) Executive transition 1,954 Other financing costs 1,392 COVID-19 related charges 599 Restaurant closure costs (gains) 1,284 Closed corporate office, net of sublease income 267 Litigation contingencies 47 Adjusted EBITDA 52,795